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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 1995


                      SOVEREIGN BANCORP, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania               0-16533           23-2453088
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)       Ident. No.)

1130 Berkshire Boulevard, Wyomissing, Pennsylvania      19610
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (610) 320-8400

                               N/A
 (Former name or former address, if changed since last report.)

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
Item 6.  Resignations of Registrant's Directors.

     On April 24, 1995, Sovereign Bancorp, Inc. ("Sovereign") announced that its Board of Directors had elected Richard E. Mohn as Chairman of the Board to succeed Frederick J. Jaindl, who unexpectedly resigned earlier that day as Chairman and as a Director of Sovereign. Mr. Mohn has been a member of Sovereign's Board of Directors since 1989 and has served as Chairman of Sovereign Bank, a Federal Savings Bank, Sovereign's wholly-owned subsidiary, since 1989. Mr. Jaindl and certain other directors of Sovereign had been engaged in a policy dispute which resulted in litigation by Sovereign in December 1993 against Mr. Jaindl and certain other directors, which litigation was settled in January 1994 upon execution of an agreement by and among all of the then existing directors and Sovereign. Mr. Jaindl, in his letter of resignation, cited differences of view between Mr. Jaindl and other directors relating to Sovereign's operations, policies and practices, including the "proper level of tangible capital, interest rate sensitivity and use of derivatives," and matters of corporate governance and strategic direction, as reasons in support of his resignation. Sovereign's Board has considered these differences and has determined
Mr. Jaindl's concerns to be without merit, and believes that Mr. Jaindl's resignation is a residual result of the 1993 litigation.

     The letter of resignation, dated April 24, 1995, of Mr. Jaindl, is attached hereto as Exhibit 17.

     The press release, dated April 24, of Mr. Jaindl, resigning as Chairman of the Board and as a director of Sovereign, is attached hereto as Exhibit 99.1.

     The press release, dated April 24, 1995, of Sovereign, regarding Mr. Jaindl's resignation and Mr. Mohn's election as Chairman of the Board is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibits are filed herewith:

          17   Letter, dated April 24, 1995, from Frederick J.
               Jaindl to the Board of Directors of Sovereign
               Bancorp, Inc.

          99.1 Press Release, dated April 24, 1995, of
               Frederick J. Jaindl.

          99.2 Press Release, dated April 24, 1995, of Sovereign
               Bancorp, Inc.
                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SOVEREIGN BANCORP, INC.

Dated:  April 28, 1995

                              By /s/ Jay S. Sidhu
                                   Jay S. Sidhu
                                   President and Chief Executive
                                   Officer

                          EXHIBIT INDEX

                                                  Page Number
                                                  In Manually
                                                     Signed
Exhibit Number                                      Original

     17        Letter, dated April 24, 1995,
               of Frederick J. Jaindl to the
               Board of Directors of Sovereign
               Bancorp, Inc.

     99.1      Press Release, dated April 24,
               1995, of Frederick J. Jaindl.

     99.2      Press Release, dated April 24,
               1995, of Sovereign Bancorp, Inc.